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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
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                             18 U.S.C. SECTION 1350,
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                             AS ADOPTED PURSUANT TO
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                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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         In connection with the Quarterly Report of Crdentia Corp. (the
"Company") on Form 10-QSB for the six month period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, James D. Durham, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for the purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


Date:  August 16, 2004                      By:/s/  James D. Durham
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                                               James D. Durham
                                               Chief Executive Officer